Exhibit 10.2 Warrant to Purchase Common Stock of National Beauty Corp.

               VOID AFTER 5:00 P.M., NEW YORK TIME ON  AUGUST___, 2007
                 WARRANT TO PURCHASE 3,000,000 SHARES OF COMMON STOCK

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                              NATIONAL BEAUTY CORP.

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE PURSUANT TO THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE BEING ISSUED PURSUANT TO RULE 504 OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT.
     FOR VALUE RECEIVED, NATIONAL BEAUTY CORP., a Nevada corporation (the "Company"), grants the following rights to HEM Mutual Assurance LLC, a Colorado limited liability company and/or its assigns (the "Holder"):

                             ARTICLE 1.  DEFINITIONS
     Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Agreement and Plan of Merger between the Company and Zzyzx Zzazx Zzozx, Inc. and entered into on August 20, 2002 (the "Merger Agreement"). As used in this Agreement, the following terms shall have the following meanings:
"Common Stock" means shares now or hereafter authorized of the class of common stock, par value $.001 per shares, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changes. "Corporate Office" shall mean the office of the Company (or its successor) at which at any particular time its principal business shall be administered. "Exercise Date" shall mean any date on which the Holder gives the Company a Notice of Exercise in compliance with the terms of Exhibit 2.2(b) to the Merger Agreement.
"Exercise Price" shall mean the Fixed Price per share of Common Stock, subject to adjustment as provided herein.
"Expiration Date" shall mean 5:00 p.m. (New York time) on August ___, 2007. "Fixed Price" shall mean US$.001.
     "Per  Share  Market Value" of the Common Stock means on any particular date
(a) the last sale price of shares of Common Stock on such date or, if no such sale takes place on such date, the last sale price on the most recent prior date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, the closing bid price per share as reported by Nasdaq, or
(c) if the Common Stock is not then listed or admitted to trading on the Nasdaq, the closing bid price per share of the Common Stock on such date as reported on the NASD over-the counter Bulletin Board ("OTCBB") or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (d) if the Common Stock is not quoted on the OTCBB, the closing bid price for a share of Common Stock on such date in the over-the-counter market as reported by the Pinksheets LLC (or similar organization or agency succeeding to its functions of reporting prices) or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (e) if the Common Stock is no longer publicly traded, the fair market value of a share of the Common Stock as determined by an Appraiser (as defined in the Certificate of Designation) selected in good faith by the holders of a majority of the Company Preferred Stock Shares; provided, however, that the Company, after receipt of
                           --------  -------
the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser, in each case as reported by Bloomberg Financial Markets, or if not available, a comparable reporting service chosen by the Company reasonably acceptable to the Holder of a majority of the outstanding Company Preferred Stock Shares.

     "SEC" shall mean the United States Securities and Exchange Commission. "Warrant Shares" shall mean the shares of the Common Stock issuable upon exercise of this Warrant.

                       ARTICLE 2.  EXERCISE AND AGREEMENTS
     2.1     Exercise  of  Warrant.  This  Warrant  shall  entitle the Holder to
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purchase, at the Exercise Price, 3,000,000 shares of Common Stock.  This Warrant shall be exercisable at any time and from time to time from the date hereof and prior to the Expiration Date (the "Exercise Period"). This Warrant and the
right to purchase Warrant Shares hereunder shall expire and become void on the Expiration Date.
     2.2     Manner  of  Exercise.
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     (a)     The  Holder  may exercise this Warrant at any time and from time to time during the Exercise Period, in whole or in part (but not in denominations of fewer than 10,000 Warrant Shares, except upon an exercise of this Warrant with respect to the remaining balance of Warrant Shares purchasable hereunder at the time of exercise), by delivering to the Escrow Agent pursuant to the Escrow Agreement annexed to the Merger Agreement as Exhibit 2.2(a) and incorporated herein by reference (i) a duly executed Notice of Exercise in substantially the form attached as Appendix I hereto, (ii) the certificate representing the Warrants, (iii) a bank cashier's or certified check for the aggregate Exercise Price of the Warrant Shares being purchased, and (iv) a bank cashier's or certified check or wire transfer of $350 to the Escrow Agent for the exercise fee pursuant to the Escrow Agreement.
(b) The Holder may, at its option, in lieu of paying cash for the Warrant Shares, exercise this Warrant by an exchange, in whole or in part (a "Warrant Exchange"), by delivery to the Escrow Agent of (i) a duly executed Notice of Exercise electing a Warrant Exchange, (ii) the certificate representing this Warrant, and (iii) a bank cashier's or certified check or wire transfer for $350 to the Escrow Agent as and for the exercise fee pursuant to the Escrow Agreement. In connection with any Warrant Exchange, the Holder shall be deemed to surrender or exchange for the total number of Warrant Shares to be issued to it, the quotient obtained by dividing (A) the product of the difference between the Per Share Market Value of a share of Common Stock and the Exercise Price multiplied by the total number of Warrant Shares for which the Warrant is then being exercised, by (B) the average Per Share Market Value of a share of Common
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Stock  for  the  ten  (10)  Trading  Days  ending  on  the  Exercise  Date.
2.3     Termination.  All  rights  of  the Holder in this Warrant, to the extent
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they  have  not  been  exercised,  shall  terminate  on  the  Expiration  Date.
2.4     No  Rights Prior to Exercise.  This Warrant shall not entitle the Holder
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to  any  voting  or  other  rights  as  a  stockholder  of  the  Company.
2.5     Fractional Shares.  No fractional shares shall be issuable upon exercise
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of  this Warrant, and the number of Warrant Shares to be issued shall be rounded up to the nearest whole number. If, upon exercise of this Warrant, the Holder hereof would be entitled to receive any fractional share, the Company shall issue to the Holder one additional share of Common Stock in lieu of such fractional share.
2.6     Escrow.  The  Company  agrees  to enter into the Escrow Agreement and to
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deposit  with  the  Escrow Agent thereunder stock certificates registered in the name of the Holder, without any restrictions and freely tradable upon resale pursuant to Rule 504 of Regulation D under the Securities Act, and each representing a number of shares of Common Stock (in denominations of 10,000 shares) equal, in the aggregate, to the total number of Warrant Shares for which this Warrant is exercisable, assuming exercise of this Warrant in full on the date hereof. The Company shall deposit additional certificates for Warrant Shares upon request by the escrow Agent pursuant to the Escrow Agreement.
     2.7     Adjustments  to  Exercise  Price  and  Number  of  Securities.
             -------------------------------------------------------------
     (a)     Computation  of Adjusted Exercise Price.  In case the Company shall
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at  any  time  after  the  date  hereof issue or sell any shares of Common Stock
(other  than  the  issuances  or  sales  referred to in Section 2.7 (f) hereof), including  shares  held  in  the  Company's  treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock (excluding shares of Common Stock issuable upon exercise of options, warrants or conversion rights granted as of the date hereof), for a consideration per share less than the Exercise Price on the date immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price equal to the quotient derived by dividing (A) an amount equal to the sum of (X) the product of (a) the Exercise Price on the date immediately prior to the issuance or sale of such shares, multiplied by (b) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale plus, (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 2.7
(c)  hereof.
For the purposes of any computation to be made in accordance with this Section 2.7(a), the following provisions shall be applicable:
     (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the
Company for subscription, the subscription price, or if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.
(ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.
(iii)     Shares  of  Common  Stock  issuable  by  way  of  dividend  or  other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.
(iv) The reclassification of securities of the Company other than shares of the Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section 2.7(a).
(v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities; provided, however, that shares issuable upon the exercise of the Warrants shall not be included in such calculation.
     (b)     Options,  Rights,  Warrants  and  Convertible  and  Exchangeable
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Securities.  In  case  the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than the Exercise Price immediately prior to the issuance of such options, rights or warrants (excluding shares of Common Stock issuable upon exercise of options, warrants or conversion rights granted as of the date hereof and shares of Common Stock issuable upon exercise of stock options at or above the closing market price per share of Common Stock under any stock option plan of the Company), or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provision of Section 2.7(a) hereof, provided that:
     (i) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warranties were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Warrants), if any, received by the Company for such options, rights or warrants.
(ii) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Warrants) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.
(iii) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection (a) of this Section 2.7, or in the price per share at which the securities referred to in subsection
(b) of this Section 2.7 are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.
(iv) If any options, rights or warrants referred to in subsection (a) of this Section 2.7, or any convertible or exchangeable securities referred to in subsection (b) of this Section 2.7, expire or terminate without exercise or conversion, as the case may be, then the Exercise Price of the remaining outstanding Warrant shall be readjusted as if such options, rights or warrants or convertible or exchangeable securities, as the case may be, had never been issued.
     (c)     Subdivision and Combination.  In case the Company shall at any time
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subdivide  or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.
(d)     Adjustment  in  Number  of  Securities.  Upon  each  adjustment  of  the
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Exercise  Price  pursuant  to  the provisions of this Section 2.7, the number of
Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest whole number by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.
(e)     Merger  or  Consolidation.  In  case of any consolidation of the Company
        -------------------------
with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property (except in the event the property is cash, then the Holder shall have the right to exercise the Warrant and receive cash in the same manner as other stockholders) receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 2.7. The foregoing provisions of this paragraph (e) shall similarly apply to successive consolidations or mergers.
(f)     No  Adjustment of Exercise Price in Certain Cases.  No adjustment of the
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Exercise Price shall be made upon the issuance of the Warrant Shares or upon the exercise of any options, rights, or warrants outstanding as of the date of the Purchase Agreement and disclosed in Section 3.1(c) therein.
(g)     Dividends  and Other Distributions.  In the event that the Company shall
        ----------------------------------
at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this subsection 2.7 (g). Nothing contained herein shall provide for the receipt or accrual by a Holder of cash dividends prior to the exercise by such Holder of the Warrants.

      ARTICLE 3.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY
     3.1     Representations  and Warranties.  The Company hereby represents and
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warrants  to  the  Holder  as  follows:
(a) All shares which may be issued upon the exercise of the purchase right represented by this Warrant shall, upon issuance, (i) be duly authorized, validly issued, fully-paid and non-assessable, (iii) free and clear of all liens, claims and encumbrances, (iii) not be subject to any pre-emptive rights, and (iv) be issued without any restrictions and be freely tradable upon resale pursuant to Rule 504 of Regulation D under the Securities Act and Section 11-51-308 of the Colorado Revised Statutes and regulation 51-3.13B promulgated thereunder.
(b) The Company is a corporation duly organized and validly existing under the laws of the State of Nevada, and has the full power and authority to issue this Warrant and to comply with the terms hereof. The execution, delivery and performance by the Company of its obligations under this Warrant, including, without limitation, the issuance of the Warrant Shares upon any exercise of the Warrant, have been duly authorized by all necessary corporate action. This Warrant has been duly executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting enforceability of creditors' rights generally and (ii) as the availability of the remedy of specific enforcement, injunctive relief or other equitable relief may be subject to the discretion of any court before which any proceeding therefor may be brought.
(c) The Company is not subject to or bound by any provision of any certificate or articles of incorporation or by-laws, mortgage, deed of trust, lease, note, bond, indenture, other instrument or agreement, license, permit, trust, custodianship, other restriction or any applicable provision of any law, statute, rule, regulation, judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator which could prevent or be violated by or under which there would be a default (or right of termination) as a result of the execution, delivery and performance by the Company of this Warrant.
(d)     The  Company  is  subject to the reporting requirements of Section 13 or
Section 15(d) of the Securities Exchange Act of 1934, as amended, and is current in the filing of all reports to be filed thereunder. The Company is eligible to issue the Warrant and the Warrant Shares pursuant to Rule 504 of Regulation D promulgated under the Securities Act. There are no restrictions on the resale or transfer of the Warrant and Warrant Shares under federal securities laws or under Colorado state securities laws.
                         ARTICLE 4.  SHELF REGISTRATION
     If any of the Warrant Shares required to be reserved for purposes of exercise of the Warrant require registration with or approval of any governmental authority under any federal (including but not limited to the Securities Act or similar federal statute then in force) or state law, or listing on any national securities exchange, before the Warrant Shares may be resold or transferred without any restrictions on their resale or transfer for reasons including, but not limited to, a material change in Rule 504 of Regulation D promulgated under the Securities Act or a change to the exemption for sales made to Accredited Investors in the state in which the Holder resides, the Company will, at its expense, as expeditiously as possible cause the Warrant Shares to be duly registered or approved or listed on the relevant national securities exchange, as the case may be.

            ARTICLE 5.  CHANGES TO FEDERAL AND STATE SECURITIES LAWS
     So long as the Holder and/or its assigns owns any of the Warrant or the Warrant Shares and the Warrant Shares would not be freely transferable without registration, the Company agrees not to file a registration statement with the Commission, other than on Form S-4 (except for a public reoffering or resale) or Form S-8 without first having registered the Warrant Shares for resale with the SEC and for resale in such states of the United States as the Holders thereof shall reasonably request. If the Company shall propose to file with the SEC any registration statement other than a Form S-4 (except for a public reoffering or resale) or Form S-8 or to take any other action, other than the issuance of the Warrant to Holder, the effect of which would be to cause the Warrant Shares to be restricted securities (as such term is defined in Rule 144 promulgated under the Securities Act), the Company agrees to give written notification of such to the Holders of the Warrant or the Warrant Shares then outstanding at least two weeks prior to such filing or taking of the proposed action. If any of the Warrant or the Warrant Shares are then outstanding, the Company agrees to include in such registration statement the Warrant Shares unless the Warrant Shares would be freely transferable upon exercise of the Warrant without such registration, so as to permit the public resale thereof. All costs and expenses of registration shall be borne by the Company.
If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company will so advise the Holders. In such event, these registration rights shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's registrable securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter selected by the Company. In the event that the lead or managing underwriter in its good faith judgment determines that material adverse market factors require a limitation on the number of shares to be underwritten, the underwriter may limit the number of registrable securities. In such event, the Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated pro rata among all Holders and other participants, including the Company, in proportion, as nearly as practicable, to the respective amounts of registrable securities and other securities which they had requested to be included in such registration statement at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter, provided such notice is delivered within sixty
(60) days of full disclosure of such terms to such Holder, without thereby affecting the right of such Holder to participate in subsequent offerings hereunder.
Notwithstanding the foregoing, if the Company for any reason shall have taken any action, other than the issuance of the Warrant to the Holder, the effect of which would be to cause the Warrant Shares to be restricted securities (as such term is defined in Rule 144 promulgated under the Securities Act), the Company agrees to immediately file with the SEC and cause to become effective a registration statement which would permit the public resale of the Warrant Shares in such states of the United States as the Holders thereof shall reasonably request. All costs and expenses of such registration and related Blue Sky filings shall be borne by the Company.

                            ARTICLE 6.  MISCELLANEOUS
     6.1     Transfer.  This  Warrant  may  not  be  offered, sold, transferred,
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pledged,  assigned,  hypothecated or otherwise disposed of, in whole or in part, at any time, except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter and a legal opinion reasonably satisfactory to the Company); provided further, that this Warrant may not be transferred or assigned such that either the Holder or any transferee will, following such transfer or assignment, hold a Warrant for the right to purchase less than 10,000 Warrant Shares.
6.2     Transfer  Procedure.  Subject  to  the  provisions  of  Section 6.1, the
        -------------------
Holder may transfer or assign this Warrant by giving the Company notice setting forth the name, address and taxpayer identification number of the transferee or assignee, if applicable (the "Transferee"), and surrendering this Warrant to the Company for reissuance to the Transferee and, in the event of a transfer or assignment of this Warrant in part, the Holder. (Each of the persons or entities in whose name any such new Warrant shall be issued are herein referred to as a "Holder").
6.3     Loss,  Theft,  Destruction  or Mutilation.  If this Warrant shall become
        -----------------------------------------
mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or, in lieu of and in substitution for such Warrant so destroyed, lost or stolen, upon the Holder filing with the Company an affidavit that such Warrant has been so mutilated, defaced, destroyed, lost or stolen. However, the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand reasonably acceptable indemnity to it and payment of the expenses and charges incurred in connection with the delivery of such new Warrant. Any Warrant so surrendered to the Company shall be canceled.
6.4     Notices.  All  notices  and other communications from the Company to the
        -------
Holder or vice versa shall be deemed delivered and effective when given personally, by facsimile transmission with confirmation sheet at such address and/or facsimile number as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or the Holder from time to time.
6.5     Waiver.  This  Warrant  and  any  term hereof may be changed, waived, or
        ------
terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.
6.6     Governing  Law.  This  Warrant  shall  be  governed  by and construed in
        --------------
accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law. Any action to enforce the terms of this Warrant shall be exclusively heard in the county, state and federal Courts of New York and Country of the United States of America.
6.7     Signature.  In the event that any signature on this Warrant is delivered
        ---------
by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same, with the same force and effect as if such facsimile signature  page  were  an  original  thereof.
6.8     Legal  Fees.  In  the  event  any  Person  commences  a  legal action or
        -----------
proceeding to enforce its rights under this Warrant, the non-prevailing party to such action or proceeding shall pay all reasonable costs and expenses (including reasonable attorney's fees) incurred in enforcing such rights.
6.9     Attorney-in-Fact.  To  effectuate the terms and provisions of the Merger
        ----------------
Agreement, the Escrow Agreement, the Certificate of Designation and this Warrant, the Company hereby agrees to grant a power of attorney to the Attorney-in-Fact substantially in the form of Appendix I to the Escrow Agreement (the "Power of Attorney"). All acts done under the Power of Attorney are hereby ratified and approved and neither the Attorney-in-Fact nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law, as long as the Attorney-in-Fact is acting within the scope of the Power of Attorney and within the scope of, and in accordance with, this Warrant, the Merger Agreement, the Certificate of Designation, and the Escrow Agreement. The Power of Attorney, being coupled with an interest, shall be irrevocable while any portion of this Warrant remains unexercised, any of the Company Preferred Stock Shares remain unconverted or any provision of the Merger Agreement or the Escrow Agreement remains unsatisfied. In addition, the Company shall deliver to the Attorney-in-Fact a copy of resolutions duly adopted by the Board of Directors of the Company, as certified by the President of the Company, (a) authorizing transfers of the Warrant and the Company Preferred Stock Shares, (b) future issuances of shares of Common Stock upon exercise of this Warrant and conversion of the Shares and (c) stating that such resolutions are irrevocable while any of the Company Preferred Stock Shares remain unconverted, any portion of this Warrant remains unexercised or any provision of the Merger Agreement or the Escrow Agreement remains unsatisfied.
Dated:   August  ___,  2002


NATIONAL  BEAUTY  CORP.


By:
     Edward  A.  Roth,  President



Attest:


Name:
Title:

                                   APPENDIX I

                               NOTICE OF EXERCISE
                               ------------------
1. The undersigned hereby elects (please check the appropriate box and fill in the blank spaces):

  to purchase ______ shares of Common Stock, par value $.001 per share, of National Beauty Corp. at $.001 per share for a total of $______ and pursuant to the terms of the attached Warrant, and tenders herewith payment of the aggregate Exercise Price of such Warrant Shares in full; or

  to purchase _______ shares of Common Stock, par value $.001 per share, of National Beauty Corp. pursuant to the cashless exercise provision under Section
2.2 (b) of the attached Warrant, and tenders herewith the number of Warrant Shares to purchase such Warrant Shares based upon the formula set forth in
Section  2.2  (b).

2. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:



Dated:                         By:

     Name:  ______________________________

     Title:  _______________________________